UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2010
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541
49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (406) 756-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
     As described in its press release, dated March 16, 2010, and in its final prospectus supplement dated March 16, 2010 and filed on March 17, 2010 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), Glacier Bancorp, Inc. (the “Company”) entered into an underwriting agreement on March 16, 2010 (the “Underwriting Agreement”) with D.A. Davidson & Co., as sole book-running manager, and Keefe, Bruyette & Woods, Inc., Sandler O’Neill + Partners, L.P. and Stifel, Nicolaus & Company, Inc. as co-managers (the “Underwriters”) providing for the offer and sale in a firm commitment underwritten public offering of 8,949,100 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), sold by the Company at a price to the public of $14.75 per share ($14.16 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted to the Underwriters a 30-day option to purchase up to an additional 1,342,365 shares of the Company’s Common Stock to cover over-allotments, if any.
     In the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any of those liabilities.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On March 16, 2010, the Company announced that the Company had priced a firm commitment underwritten public offering of 8,949,100 shares at a per share price to the public of $14.75, for an aggregate offering amount of $131,999,225, an increase over the aggregate offering amount of $110,000,000 previously announced. The Company has also granted the Underwriter a 30-day option to purchase up to an additional 1,342,365 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
     In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
     The Company is filing certain information relating to Item 14 — “Other Expenses of Issuance and Distribution” of the Registration Statement on Form S-3 (File No. 333-154968) (the “Registration Statement”) as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. Such information is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements: None
     (b) Pro Forma Financial Information: None
     (c) Shell Company Transactions: None

(d)   Exhibits.

1.1	Underwriting Agreement, dated March 16, 2010, by and among Glacier Bancorp, Inc., D.A. Davidson & Co., Keefe, Bruyette & Woods, Inc., Sandler O’Neill + Partners, L.P. and Stifel, Nicolaus & Company, Inc.

5.1	Opinion of Christensen, Moore, Cockrell, Cummings & Axelberg, P.C.

23.1	Consent of Christensen, Moore, Cockrell, Cummings & Axelberg, P.C. (included in Exhibit 5.1)

99.1	Press Release dated March 16, 2010 announcing the pricing of the public offering.

99.2	Information Relating to Item 14 — Other Expenses of Issuance and Distribution.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2010	GLACIER BANCORP, INC.
	By:	/s/ Michael J. Blodnick
Michael J. Blodnick
President and Chief Executive Officer

4